EXHIBIT 99.4

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of May 18, 2001, between Prudential Mortgage Capital Funding, LLC, a Delaware limited liability company ("PMCF"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), Prudential Mortgage Capital Company, LLC, a Delaware limited liability company ("PMCC"), as an additional party responsible for certain of the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party") and Prudential Securities Secured Financing Corporation, a Delaware corporation ("PSSFC"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

     PMCF desires to sell, assign, transfer, set over and otherwise convey to PSSFC, without recourse, and PSSFC desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

     PSSFC intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund" will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), among PSSFC, as depositor (in such capacity, the "Depositor"), Prudential Asset Resources, Inc., as master servicer (in such capacity, the "Master Servicer") and as special servicer with respect to the RREEF Mortgage Loan (in such capacity, the "RREEF Special Servicer"), Lennar Partners, Inc., as special servicer with respect to the Mortgage Loans other than the RREEF Mortgage Loan, (the "General Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), relating to the issuance of PSSFC's Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that PSSFC will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

     PSSFC intends to sell the Registered Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI", and together with Merrill Lynch, the "Underwriters"), pursuant to an underwriting agreement, dated as of March 31, 2001 (the "Underwriting Agreement"), between PSSFC and the Underwriters; and PSSFC intends to sell the remaining Certificates (the "Non-Registered Certificates") to Merrill Lynch pursuant to a certificate purchase agreement, dated as of the date hereof (the "Certificate Purchase Agreement"), between PSSFC and Merrill Lynch. The Registered Certificates are more fully described in the prospectus dated May 10, 2001 (the "Base Prospectus"), and the supplement to the Base Prospectus dated May 18, 2001


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(the "Prospectus Supplement"; and, together with the Base Prospectus, the
"Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated May 18, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

     PMCF and PMCC will indemnify PSSFC, Merrill Lynch, SSBI and certain related parties with respect to the disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated the date hereof (the "Indemnification Agreement"), among PMCF, PMCC, PSSFC and the Underwriters.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 30, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in May 2001 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $908,240,310 subject to a variance of plus or minus 5% (the "Initial Pool Balance"). The purchase price for the Mortgage Loans shall be as set forth in the letter agreement between the Seller and the Purchaser, and the Purchaser shall pay such purchase price to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

     SECTION 2. Conveyance of the Mortgage Loans.

     (a) On and as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Seller's obligations set forth herein, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut off Date (other than scheduled payments of interest and principal due on or before the Cut- off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans and required for the ongoing administration and servicing of the Mortgage Loans ("Reserves").

     (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

     (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver or cause to be delivered to the Purchaser or its designee the Mortgage File and any Additional Collateral (other than Reserves) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a Letter of Credit



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as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Purchaser or its designee the Seller's rights as the beneficiary thereof and drawing party thereunder. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

     If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

          (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

          (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

          (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of November 30, 2002, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by Section 2(d) and the Pooling and Servicing Agreement, record all instruments of transfer and assignment with respect to the subject Mortgage Loan;

          (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

          (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

     In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans; and (ii) all Reserves in the possession or under the control of the Seller that relate to the



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Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i), (ii) and (iii) of the preceding sentence shall be the Master Servicer.

     (d) The Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be.

     (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Seller.

     (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

     (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

     SECTION 4. Representations, Warranties and Covenants of the Seller, the Purchaser and the Additional Party.

     (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby



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makes, as of the Closing Date, to and for the benefit of the Seller and the
Additional Party, each of the representations and warranties set forth in Exhibit B-2. The Additional Party hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-3. The respective representations and warranties of the parties hereto set forth in Exhibits B-1, B-2 and B-3 are hereinafter referred to collectively as the "Corporate Representations".

     (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

     (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the initial Purchaser only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than PSSFC, Merrill Lynch and SSBI) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

     (d) The Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), by the Seller or the Additional Party, as the case may be, pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit B-1 and Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

     (e) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

     SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

     (a) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller and the Additional Party thereof in writing and request that the Seller correct or cure such Breach or Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension



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Period to complete such cure or, failing such, to repurchase the Defective
Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

     If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

     If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.



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     The Additional Party agrees, in consideration of and as an inducement to the Purchaser's purchase of the Mortgage Loans from the Seller, to be jointly and severally liable with the Seller, subject to the same conditions, qualifications and limitations, for the full and timely performance by the Seller of its obligations under this Section 5(a). Insofar as the Additional Party is performing the obligations of the Seller, references to the Seller in the preceding four paragraphs of this Section 5(a), shall mean the Additional Party.

     It is understood and agreed that the obligations of the Seller and the Additional Party set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to such Breach or Document Defect.

     (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller or the Additional Party pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller or the Additional Party, as applicable, in each case without recourse, as shall be necessary to vest in the Seller or the Additional Party, as applicable, the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

     SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller and the Additional Party made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects to obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and each of the Seller and the Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;



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          (vi) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) the Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (i) This Agreement, duly executed by the Purchaser, the Seller and the Additional Party;

          (ii) Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) An Officer's Certificate substantially in the form of Exhibit D-1A hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which PSSFC, Merrill Lynch, SSBI and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Seller;

          (iv) An Officer's Certificate substantially in the form of Exhibit D-1B hereto, executed by the Secretary or an assistant secretary of the Additional Party, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Additional Party authorizing the Additional Party's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Additional Party;

          (v) A certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

          (vi) A certificate of good standing with respect to the Additional Party issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

          (vii) A Certificate of the Seller substantially in the form of Exhibit D-2A hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;



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          (viii) A Certificate of the Additional Party substantially in the form of Exhibit D-2B hereto, executed by an executive officer of the Additional Party on the Additional Party's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

          (ix) The written opinions of in-house counsel for each of the Seller and the Additional Party, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinions shall be substantially in the respective forms of Exhibits D-3A and D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (x) A written opinion of Sidley Austin Brown & Wood, special counsel for the Seller and the Additional Party, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3C hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (xi) A written opinion of Sidley Austin Brown & Wood, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3D hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (xii) One or more comfort letters from PriceWaterhouse Coopers, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by PSSFC, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

          (xiii) Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

     SECTION 8. Costs. The costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the Term Sheet.

     SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at One New York Plaza, New York, New York 10292, Attention: Clay Lebhar, or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at Four Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102, Attention: John Kelly, or such other address as may be designated by the Seller to the Purchaser in writing, or, if to the Additional Party, addressed to the Additional Party at Four Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Duane Tucker, or such other address as may be designated by the Additional Party to the Purchaser in writing.

     SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

     SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by PSSFC to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New Jersey Uniform Commercial Code, the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller or the Additional Party delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York, applicable to agreements negotiated, made and to be performed entirely in said state. To the fullest extent permitted under applicable law, each of the Purchaser, the Seller and the Additional Party hereby irrevocably (i) submits to the jurisdiction of any New York State and federal courts sitting in New York City with respect to matters arising out of or relating to this Agreement; (ii) agrees that all claims with respect to such action or proceeding may be heard and determined in such New York State or federal courts; (iii) waives, to the fullest possible extent, the defense of an inconvenient forum; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 15. Further Assurances. The Seller, the Purchaser and the Additional Party each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 16. Successors and Assigns. The respective rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party, as applicable, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as applicable, hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, PSSFC is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

     SECTION 17. Information. The Seller and the Additional Party shall each provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is
(i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

     SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC



                                      By: /s/ JONATHAN H. WHITE
                                          --------------------------------
                                          Name: Jonathan H. White
                                          Title: Principal




                                      PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC



                                      By: /s/ JONATHAN H. WHITE
                                          --------------------------------
                                          Name: Jonathan H. White
                                          Title: Principal



                                      PRUDENTIAL SECURITIES SECURED FINANCING
                                      CORPORATION



                                      By: /s/ CLAY LEBHAR
                                          --------------------------------
                                          Name: Clay Lebhar
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



                            [See Attached Schedule]

                             MORTGAGE LOAN SCHEDULE


------------------------------------------------------------------------------------------------------------------------------------
CONTROL #     LOAN ID                PROPERTY NAME                                                STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
    1         6104258   RREEF Portfolio

   1.a                  Bernardo Heights Corporate Center                  10790, 10805 & 10815 Rancho Bernardo Road
   1.b                  Palo Verde Portfolio                               Various Addresses
   1.c                  Delaware Industrial Portfolio                      Various Addresses
   1.d                  Stadium Plaza Business Park                        Various Addresses
   1.e                  Coppell Business Center II                         1405, 1421, 1441 & 1461 South Beltline Road
   1.f                  Plano Tech Center                                  800, 900 & 1000 Klein Road
   1.g                  Sunset Valley Village                              5601 Brodie Lane
   1.h                  Westwinds of Boca                                  9774-9960 Glades Road
   1.I                  The Reserve at Lenox Park                          1200 Park Vista Drive
    2         6104039   Two Chase Manhattan Plaza                          20 Pine Street
    3         6104053   Towerpoint Resort Mobile Home Park                 4860 East Main Street
    4         6104085   Good Life Mobile Home Park                         3403 East Main Street
    5         6103804   IDT Building                                       520 Broad Street
    6         6104237   Ohana Waikiki Tower                                200 Lewers Street
    7         6104076   Anchorage Business Park                            400 W. Tudor Road and 4400-4730 Business Park Boulevard
    8         6104183   Anchorage Distribution Center                      5311 and 5491 Minnesota Dr, 1300 W 56 Ave
    9         6104152   Gables Stonebridge Apartments                      9135 Morning Ridge Road
    10        6104238   Outrigger Portfolio
   10.a                 Ohana Reef Lanai Hotel                             225 Saratoga Road
   10.b                 Ohana Royal Islander Hotel                         2164 Kalia Road
   10.c                 Outrigger Islander Waikiki Hotel                   270 Lewers Street
    11        6104030   500 South Front Street                             500 South Front Street
    12        6104145   Lexmark Distribution Center                        1510 E. 4th Street Road
    13        6104151   Brentwood Gables Apartments                        570 Church Street East
    14        6104235   Oak Lawn Center                                    4101 West 95th Street
    15        6104153   Gables Hendersonville Apartments                   1070 West Main Street
    16        6103942   Caribbean Isle Apartments                          2848 Caribbean Isle Boulevard
    17        6104125   Scharrington Square                                2401-2545 W. Schaumburg Road
    18        6103980   Candlewood Suites - Milpitas                       40 Ranch Drive
    19        6104170   Ligand Pharmaceuticals Building                    10275 Science Center Drive
    20        6104128   Denbury Park Office Building                       5100 Tennyson Parkway
    21        6103889   Rittenhouse Apartments                             6101 16th Street NW
    22        6104131   Emerald Cove Apartments                            9201 Glenwater Drive
    23        6104126   Azalea Building                                    6324 Fairview Road
    24        6104010   Daniel Burnham Court                               One Daniel Burnham Court
    25        6104234   Pulaski Road Shopping Center                       4433 South Pulaski Road
    26        6104120   Jones Apparel Group Building                       250 Rittenhouse Circle
    27        6104033   Palms Plaza                                        22191 Powerline Road
    28        6104022   King's Mill Apartments                             8917 North Davis Drive
    29        6104134   The Sterling Building                              1255 Euclid Avenue
    30        6104058   Lockwood Avenue Medical Office                     110, 135, 140, 140A & 150 Lockwood Avenue
    31        6104075   Parkway Plaza                                      235 & 295 Cumberland Parkway
    32        6104105   Amweld Industrial Portfolio
   32.a                 Amweld Property - Garrettsville                    1500 Amweld Drive
   32.b                 Foremost Duct, Inc.                                33106 West Eight Mile Road
   32.c                 Amweld Property - Niles                            100 Plant Street
    33        6104169   Lost Hills Office Building                         27001 Agoura Road
    34        6104241   Sawgrass Promenade                                 1337 South Military Trail
    35        6104242   Boca Village Square                                21230 St. Andrews Boulevard
    36        6104130   Candlewood Suites - Bellevue                       15805 Southeast 37th Street
    37        6104147   Dakota Bank Building Phase I & II                  51A-51B North Broadway Street
    38        6104166   Holy Cross Medical Plaza                           11550 Indian Hills Road
    39        6104099   18-20 Cherry Hill Drive                            18-20 Cherry Hill Drive
    40        6104172   435 North Roxbury Drive                            435 North Roxbury Drive
    41        6104225   Canyon Creek Apartments                            160 North Pantano Road
    42        6104032   Goffstown Plaza                                    553 Mast Road
    43        6104177   Olympus America Building                           2400 Ringwood Avenue
    44        6104092   Shoppes at Atlantis                                5825 South Congress Avenue
    45        6104132   Jewelry Exchange Center                            7118-7184 North University Drive
    46        6104176   Ten Ten Glendale Square                            1010 Glendale Avenue
    47        6104148   Crown Point Apartments                             700 Crown Point Circle
    48        6104167   Simi Valley Business Park                          4505-4705 East Industrial Street
    49        6104182   River Park Business Center                         444 North 3rd Street
    50        6104000   Graham Packaging Building                          3280 Farmtrail Road
    51        6104168   Hillside Business Center                           940-990 Enchanted Way
    52        6104107   6399 San Ignacio Avenue                            6399 San Ignacio Avenue
    53        6103999   South Post Oak Shopping Center                     10800 - 10806 South Post Oak Road
    54        6104180   JACO Medical Office Building - Lowell              122 - 130 Marshall Road
    55        6104269   JACO Medical Office Building - Savannah            325 West Montgomery Cross Road
    56        6104052   The Market at Murrell's Inlet                      736 - 766 Mink Avenue
    57        6104121   Algon Gardens Apartments                           7314-7514 Algon Avenue
    58        6104201   Stone Creek Apartments                             5285 Cobblegate Drive
    59        6104175   ACPR1
   59.a                 Aragon Circle                                      6900-6902 Aragon Circle
   59.b                 Gridley Place                                      16912-16920 Gridley Place
   59.c                 Arctic Circle                                      13000-13006 Arctic Circle
   59.d                 Marquardt                                          15005 Marquardt Ave. and 13744 Excelsior Ave.
    60        6104171   San Pedro and Peninsula Medical Center             1360 W. 6th Street
    61        6104088   EZ Storage - Parkville                             7304 McClean Boulevard
    62        6104110   The Offices at Sweetwater                          4645-4665 Sweetwater Boulevard
    63        6104055   Windward Town and Country Plaza - Phase II         201 Hamakua Drive
    64        6104074   Sunroad Valley Center                              4025 Camino Del Rio South
    65        6104198   Royal Sheridan Apartments                          4200 Sheridan Street
    66        6104146   Acropolis at Fairfield Commons                     2689 Commons Boulevard, Building H
    67        6104073   FedEx Building (5)                                 4 Meadow Street
    68        6103613   Brokaw Self Storage                                445 East Brokaw Road
    69        6104112   St. Louis Apartments                               3350 and 3355 East St. Louis Avenue
    70        6104216   Wood Ridge Apartments                              1900 Burton Drive
    71        6104008   Worthington Woods Apartments                       635 Worthington Forest Place
    72        6103880   Weston Professional Centre                         2115-2149 North Commerce Parkway
    73        6104179   55 Concord Street Building                         55 Concord Street
    74        6104197   Heritage Greens Apartments                         8445 Springtree Drive
    75        6104136   Greenwood West Shopping Center                     2302 US Highway 82 West
    76        6103964   Sherman Place Shopping Center                      14415-14445 Sherman Way/7218-7222 Van Nuys Boulevard
    77        6104220   Water's Edge Apartments                            4415 Dylan Loop
    78        6104155   Huntington Hills                                   4473 Cox Drive
    79        6104174   St. Joseph's Professional Building                 2031 West Alameda Avenue
    80        6104028   Luhia Center I & II                                74-5605 & 74-5599 Luhia Street
    81        6104144   West Carmel Drive Office Building                  865 West Carmel Drive
    82        6104019   Villa Del Lago Apartments                          3500 Milam Street
    83        6104038   Twin Marck and Northdale Portfolio
   83.a                 Twin Marck Apartments                              355-361 Babbitt Road
   83.b                 Northdale Club Apartments                          193 Northfield Road
    84        6104139   Georgian Apartments                                8005 Georgian Drive
    85        6104084   North Hill Apartments                              9828-9838 S.W. 88 Street
    86        6104150   Staples                                            868-870 West Main Road
    87        6104070   Pine Forest Shopping Center                        9 Uvalde Road
    88        6104178   Litt Family Trust                                  14918 Ventura Boulevard
    89        6104040   Country Square II Apartments                       8401 Aiken Court
    90        6104109   Patton Place                                       1421 Patton Place
    91        6104200   Davidson Plaza                                     288 Talbert Boulevard
    92        6104240   219-223 Park Drive                                 219-223 Park Drive
    93        6104054   Bank of America Portfolio
   93.a                 Bank of America Building                           1333 S. University Drive
   93.b                 2209 - 2211 Northeast 54th Street                  2209 - 2211 Northeast 54th Street
    94        6104214   The Ridge Apartments                               9211 Dale Lane Court
    95        6104104   Shops at Pinecroft                                 1440 Lake Woodlands Drive
    96        6104205   Eastgate Office Building                           711 East Gate Loop Road
    97        6104210   Stratford Lane Apartments                          5780 Milgen Road
    98        6104211   Holly Park Apartments                              5500 St. Mary's Road
    99        6104209   Gentian Oaks Apartments                            4503 Reese Road
   100        6104067   Mayfair Manor Apartments                           845 Pleasure Road
   101        6104289   CVS Drugstore                                      620 West Pike Street
   102        6104086   El Paso Self Storage                               2935 Union Road
   103        6104184   Walgreens Pharmacy - Newport News                  9976 Jefferson Avenue
   104        6104096   Edgewood Villa Apartments                          1601 Neshota Lane
   105        6104124   Paoli West Shopping Center                         16-34 Lancaster Avenue
   106        6104043   Country Crossing Apartments                        6260 Greenwood Road
   107        6103911   Derek Plaza Shopping Center                        2645-2669 Derek Drive
   108        6103962   Old Fort Crossing                                  155-179 Mall Circle Road
   109        6104087   Yosemite Self Storage Facility                     117 Creekwood Drive
   110        6104196   East Colonial Plaza                                11222 East Colonial Drive
   111        6104003   Gateway Center                                     54 Meadow Street
   112        6104122   La Fontana Apartments                              5641 - 5661 NE 18th Avenue
   113        6104173   St. Joseph's of Tustin                             1095 Irvine Boulevard
   114        6103907   River Lake Shopping Center                         1301 Farm Road 2218
   115        6103955   90 Lamberton Road Building                         90 Lamberton Road
   116        6103910   Bryan Freedom Shopping Center                      3203 Freedom Boulevard
   117        6103909   Highland Lakes Center                              2400 Highway 281 North
   118        6104097   The Birches Apartments                             4003 South Broad Street
   119        6103908   Port Arthur Shopping Center                        4515 Twin City Highway




-------------------------------------------------------------------------------------------------------------------------------
                                                          ORIGINAL LOAN      CUT-OFF         MONTHLY       MORTGAGE    ORIGINAL
CONTROL #           CITY            STATE     ZIP CODE     BALANCE ($)     BALANCE ($)     PAYMENTS ($)      RATE        TERM
-------------------------------------------------------------------------------------------------------------------------------
    1                                                      91,000,000      91,000,000        503,154         6.635%       120
   1.a            San Diego          CA         92127
   1.b         Phoenix & Tempe       AZ        Various
   1.c             Various           DE        Various
   1.d             Anaheim           CA        Various
   1.e             Coppell           TX         75019
   1.f              Plano            TX         75074
   1.g          Sunset Valley        TX         78745
   1.h           Boca Raton          FL         33434
   1.I             Atlanta           GA         30319
    2             New York           NY         10005      70,000,000      69,709,807        498,107         7.680%       120
    3               Mesa             AZ         85205      20,235,000      20,235,000        146,227         7.840%       126
    4               Mesa             AZ         85213      19,665,000      19,665,000        142,108         7.840%       126
    5              Newark            NJ         07102      30,300,000      29,965,904        252,205         8.900%       240
    6             Honolulu           HI         96815      22,950,000      22,924,256        171,094         7.600%       120
    7             Anchorage          AK         99518      12,012,000      11,958,106        90,022          7.660%       120
    8             Anchorage          AK         99518      10,758,000      10,694,460        84,405          7.660%       120
    9              Cordova           TN         38018      22,000,000      22,000,000        149,631         7.220%       120
    10                                                     20,750,000      20,726,724        154,693         7.600%       120
   10.a           Honolulu           HI         96815
   10.b           Honolulu           HI         96815
   10.c           Honolulu           HI         96815
    11            Columbus           OH         43212      19,150,000      19,078,070        142,255         8.130%       120
    12             Seymour           IN         47247      17,040,000      16,979,316        127,926         7.680%       120
    13            Brentwood          TN         37027      15,200,000      15,200,000        103,382         7.220%       120
    14            Oak Lawn           IL         60453      14,975,000      14,975,000        103,276         7.360%       120
    15         Hendersonville        TN         37075      14,900,000      14,900,000        101,341         7.220%       120
    16            Melbourne          FL         32935      15,200,000      14,823,000        112,938         8.270%       120
    17           Schaumburg          IL         60194      13,475,000      13,436,969        97,003          7.800%       120
    18            Milpitas           CA         95035      13,400,000      13,305,184        110,532         8.790%       120
    19            San Diego          CA         92121      13,720,000      13,126,771        99,211          7.150%       120
    20              Plano            TX         75024      13,000,000      12,961,812        91,790          7.600%       120
    21        Washington, D.C.       DC         20011      12,400,000      12,400,000        91,245          7.840%       120
    22            Charlotte          NC         28262      12,400,000      12,369,688        86,872          7.520%       120
    23            Charlotte          NC         28210      12,000,000      11,971,838        86,052          7.760%       120
    24          San Francisco        CA         94109      12,000,000      11,950,679        87,885          7.980%       84
    25             Chicago           IL         60632      11,590,000      11,590,000        79,931          7.360%       120
    26             Bristol           PA         19007      10,000,000       9,969,432        69,238          7.400%       84
    27           Boca Raton          FL         33433       9,750,000       9,718,584        71,067          7.930%       120
    28            Pensacola          FL         32514       9,700,000       9,700,000        72,370          7.990%       120
    29            Cleveland          OH         44115       9,250,000       9,223,894        66,588          7.800%       120
    30          New Rochelle         NY         10801       9,250,000       9,213,768        67,487          7.940%       120
    31          Mechanicsburg        PA         17055       9,200,000       9,147,828        74,058          7.490%       120
    32                                                      8,850,000       8,803,145        74,577          8.100%       120
   32.a         Garrettsville        OH         44231
   32.b          Farmington          MI         48336
   32.c             Niles            OH         44446
    33            Calabasas          CA         91302       9,100,000       8,630,057        64,317          7.000%       121
    34         Deerfield Beach       FL         33442       8,500,000       8,500,000        57,697          7.200%       120
    35           Boca Raton          FL         33432       8,500,000       8,500,000        57,697          7.200%       120
    36            Bellevue           WA         98006       8,500,000       8,465,879        67,587          8.350%       120
    37              Fargo            ND         58102       8,000,000       7,994,216        56,651          7.630%       120
    38          Mission Hills        CA         91345       8,100,000       7,709,766        58,051          7.050%       120
    39             Danvers           MA         01923       7,700,000       7,700,000        57,003          7.520%       120
    40          Beverly Hills        CA         90210       7,830,000       7,452,774        56,116          7.050%       120
    41             Tucson            AZ         85710       7,400,000       7,389,616        49,880          7.130%       120
    42            Goffstown          NH         03045       7,500,000       7,207,137        53,151          8.010%       120
    43            San Jose           CA         95131       7,162,427       6,846,234        54,589          7.740%       120
    44            Atlantis           FL         33462       3,300,000       3,289,073        25,034          8.120%       120
    45             Tamarac           FL         33321       3,200,000       3,191,398        23,678          7.900%       120
    46            Glendale           CA         91206       6,601,000       6,316,424        47,819          7.170%       120
    47             Concord           NC         28027       6,200,000       6,195,399        43,351          7.500%       120
    48           Simi Valley         CA         93063       6,425,000       6,095,634        45,862          7.110%       121
    49           Sacramento          CA         95818       6,060,000       6,032,417        45,059          7.570%       120
    50       Manchester Township     PA         17402       5,857,500       5,836,647        44,501          8.370%       120
    51           Simi Valley         CA         93065       6,035,000       5,725,755        43,079          7.110%       121
    52            San Jose           CA         95119       5,600,000       5,560,585        46,111          7.790%       120
    53             Houston           TX         77035       5,100,000       5,086,340        37,636          8.060%       120
    54             Lowell            MA         01852       3,050,000       3,050,000        22,041          7.840%       120
    55            Savannah           GA         31406       1,950,000       1,950,000        14,092          7.840%       120
    56         Murrell's Inlet       SC         29576       5,010,000       4,995,860        36,066          7.800%       120
    57          Philadelphia         PA         19111       5,000,000       4,987,902        35,235          7.580%       120
    58             Moraine           OH         45459       4,785,000       4,785,000        32,805          7.300%       120
    59                                                      5,216,250       4,707,886        44,446          7.110%       120
   59.a          Buena Park          CA         90620
   59.b           Cerritos           CA         90703
   59.c       Santa Fe Springs       CA         90670
   59.d       Santa Fe Springs       CA         90670
    60            San Pedro          CA         90732       4,950,000       4,699,267        35,376          7.020%       120
    61            Parkville          MD         21234       4,600,000       4,580,236        35,291          7.930%       120
    62            Sugarland          TX         77479       4,540,000       4,527,135        32,619          7.780%       120
    63             Kailua            HI         96734       4,500,000       4,495,307        34,881          8.050%       84
    64            San Diego          CA         92108       4,312,500       4,298,417        31,254          7.870%       120
    65            Hollywood          FL         33021       4,250,000       4,243,248        30,012          7.400%       120
    66           Beavercreek         OH         45431       4,000,000       3,997,008        27,859          7.460%       120
    67             Norwalk           CT         06854       3,800,000       3,790,066        28,361          8.180%       120
    68            San Jose           CA         95112       3,800,000       3,787,125        29,405          8.030%       120
    69            Las Vegas          NV         89104       3,750,000       3,737,754        27,177          7.870%       144
    70             Austin            TX         78741       3,700,000       3,695,386        26,125          7.600%       120
    71            Columbus           OH         43229       3,600,000       3,588,270        26,115          7.880%       120
    72             Weston            FL         33326       3,500,000       3,479,452        26,986          8.530%       120
    73          North Reading        MA         01864       3,450,000       3,450,000        26,014          7.730%       120
    74             Sunrise           FL         33351       3,400,000       3,394,599        24,010          7.400%       120
    75            Greenwood          MS         38930       3,357,500       3,347,637        23,706          7.600%       120
    76            Van Nuys           CA         91405       3,300,000       3,287,051        24,699          8.210%       120
    77          Land O'Lakes         FL         34639       3,200,000       3,197,454        21,613          7.150%       120
    78              Stow             OH         44224       3,160,000       3,153,247        23,045          7.350%       120
    79             Burbank           CA         91506       3,267,000       3,109,605        23,414          7.050%       120
    80           Kailua-Kona         HI         96740       2,950,000       2,920,726        26,440          8.350%       120
    81             Carmel            IN         46032       2,900,000       2,894,814        23,504          7.580%       120
    82           Shreveport          LA         71109       2,800,000       2,773,302        24,246          8.470%       240
    83                                                      2,568,000       2,557,808        18,629          7.880%       120
   83.a            Euclid            OH         44123
   83.b            Bedford           OH         44146
    84             Austin            TX         78753       2,535,000       2,528,621        17,465          7.350%       120
    85              Miami            FL         33176       2,400,000       2,397,038        17,012          7.640%       120
    86           Middletown          RI         02842       2,400,000       2,395,797        19,703          7.750%       180
    87             Houston           TX         77015       2,400,000       2,393,428        17,527          7.950%       120
    88          Sherman Oaks         CA         91403       2,492,926       2,378,850        18,439          7.400%       120
    89              Tampa            FL         33615       2,350,000       2,342,646        17,342          8.060%       120
    90           Carrollton          TX         75007       2,340,000       2,338,263        16,362          7.500%       120
    91            Lexington          NC         27292       2,300,000       2,287,475        19,024          7.850%       120
    92             Boston            MA         02115       2,200,000       2,197,003        15,008          7.250%       120
    93                                                      2,100,000       2,098,115        15,220          7.620%       120
   93.a          Plantation          FL         33324
   93.b        Ft. Lauderdale        FL         33355
    94        White Settlement       TX         76107       2,100,000       2,097,348        14,755          7.550%       120
    95            Woodlands          TX         77380       2,100,000       2,088,356        17,162          7.690%       120
    96           Chatanooga          TN         37411       2,000,000       2,000,000        14,741          7.470%       120
    97            Columbus           GA         31907       2,075,000       2,073,413        14,296          7.350%       120
    98            Columbus           GA         31907       1,950,000       1,948,509        13,435          7.350%       120
    99            Columbus           GA         31907       1,875,000       1,873,566        12,918          7.350%       120
   100        Manheim Township       PA         17601       1,775,000       1,769,138        12,802          7.820%       120
   101          Lawrenceville        GA         30042       1,750,000       1,750,000        12,033          7.330%       120
   102           Paso Robles         CA         93446       1,690,000       1,682,609        12,843          7.820%       120
   103          Newport News         VA         23605       1,630,000       1,626,678        12,152          7.600%       120
   104             Mobile            AL         36605       1,600,000       1,595,224        11,209          7.520%       120
   105              Paoli            PA         19301       1,575,000       1,569,517        11,990          7.840%       120
   106           Shreveport          LA         71119       1,550,000       1,539,767        13,265          8.310%       240
   107          Lake Charles         LA         70605       1,505,000       1,497,368        11,012          7.970%       120
   108          Murfreesboro         TN         37129       1,500,000       1,495,851        10,902          7.900%       120
   109             Modesto           CA         95353       1,500,000       1,493,440        11,399          7.820%       120
   110             Orlando           FL         32825       1,450,000       1,450,000        10,338          7.700%       120
   111            New Haven          CT         06519       1,400,000       1,396,450        10,597          8.330%       120
   112         Fort Lauderdale       FL         33334       1,275,000       1,271,241         9,198          7.570%       120
   113             Tustin            CA         92780       1,333,125       1,268,899         9,554          7.050%       120
   114            Richmond           TX         77469       1,220,000       1,213,814         8,926          7.970%       120
   115             Windsor           CT         06095       1,200,000       1,195,728         9,117          8.370%       120
   116              Bryan            TX         77802       1,130,000       1,123,729         8,268          7.970%       120
   117          Marble Falls         TX         78654       1,100,000       1,094,422         8,048          7.970%       120
   118           Scottsboro          AL         35769       1,000,000         996,955         6,937          7.420%       120
   119           Port Arthur         TX         77642         845,000         839,904         6,183          7.970%       120




------------------------------------------------------------------------------------------------------------------
                            ORIGINAL       REMAINING                                                     LOAN
             REMAINING    AMORTIZATION    AMORTIZATION        CROSS-        CROSS-COLLATERALIZED    ADMINISTRATIVE
CONTROL #       TERM           TERM           TERM        COLLATERALIZED         PROPERTIES          COST RATE (%)
------------------------------------------------------------------------------------------------------------------
    1           120             0              0                No                                      0.0523%
   1.a
   1.b
   1.c
   1.d
   1.e
   1.f
   1.g
   1.h
   1.I
    2           114            360            354               No                                      0.0523%
    3           121            360            360              Yes                6104085               0.0523%
    4           121            360            360              Yes                6104053               0.0523%
    5           227            300            287               No                                      0.0523%
    6           119            300            299               No                                      0.0523%
    7           116            300            296              Yes                6104183               0.0523%
    8           116            264            260              Yes                6104076               0.0523%
    9           116            360            360               No                                      0.0823%
    10          119            300            299               No                                      0.0523%
   10.a
   10.b
   10.c

    11          114            360            354               No                                      0.0523%
    12          117            300            297               No                                      0.0523%
    13          116            360            360               No                                      0.0823%
    14          120            360            360               No                                      0.0523%
    15          116            360            360               No                                      0.0823%
    16          111            342            342               No                                      0.0523%
    17          116            360            356               No                                      0.1023%
    18          112            300            292               No                                      0.1023%
    19           87            293            260               No                                      0.0523%
    20          116            360            356               No                                      0.0523%
    21          117            336            336               No                                      0.1023%
    22          117            360            357               No                                      0.0923%
    23          117            360            357               No                                      0.0823%
    24           78            360            354               No                                      0.0523%
    25          120            360            360               No                                      0.0523%
    26           80            360            356               No                                      0.1023%
    27          115            360            355               No                                      0.0823%
    28          114            336            336               No                                      0.1023%
    29          116            360            356               No                                      0.1023%
    30          114            360            354               No                                      0.0823%
    31          117            240            237               No                                      0.1023%
    32          117            240            237               No                                      0.1023%
   32.a
   32.b
   32.c

    33           85            300            264               No                                      0.0523%
    34          120            360            360               No                                      0.0823%
    35          120            360            360               No                                      0.0823%
    36          116            300            296               No                                      0.1023%
    37          119            360            359               No                                      0.0523%
    38           84            293            257               No                                      0.0523%
    39          120            300            300               No                                      0.1023%
    40           84            293            257               No                                      0.0523%
    41          118            360            358               No                                      0.0523%
    42          114            360            354               No                                      0.0523%
    43           85            292            257               No                                      0.0523%
    44          116            330            326              Yes                6104132               0.1023%
    45          117            336            333              Yes                6104092               0.1023%
    46           87            293            260               No                                      0.0523%
    47          119            360            359               No                                      0.0823%
    48           85            300            264               No                                      0.0523%
    49          116            300            296               No                                      0.0523%
    50          114            360            354               No                                      0.0823%
    51           85            300            264               No                                      0.0523%
    52          116            240            236               No                                      0.0523%
    53          116            360            356               No                                      0.1023%
    54          120            360            360              Yes                6104269               0.0523%
    55          120            360            360              Yes                6104180               0.0523%
    56          116            360            356               No                                      0.0523%
    57          117            360            357               No                                      0.1023%
    58          120            360            360               No                                      0.0523%
    59           85            202            167               No                                      0.0523%
   59.a
   59.b
   59.c
   59.d

    60           83            293            256               No                                      0.0523%
    61          116            300            296               No                                      0.0523%
    62          116            360            356               No                                      0.1023%
    63           83            300            299               No                                      0.1023%
    64          115            360            355               No                                      0.0523%
    65          118            336            334               No                                      0.0523%
    66          119            360            359               No                                      0.0523%
    67          116            360            356               No                                      0.1023%
    68          117            300            297               No                                      0.1023%
    69          139            360            355               No                                      0.0723%
    70          118            360            358               No                                      0.1023%
    71          115            360            355               No                                      0.0523%
    72          109            360            349               No                                      0.1023%
    73          120            300            300               No                                      0.0523%
    74          118            336            334               No                                      0.0523%
    75          116            360            356               No                                      0.0823%
    76          114            360            354               No                                      0.0523%
    77          119            360            359               No                                      0.0523%
    78          118            300            298               No                                      0.1023%
    79           84            293            257               No                                      0.0523%
    80          115            216            211               No                                      0.0523%
    81          119            240            239               No                                      0.0923%
    82          234            240            234               No                                      0.0523%
    83          114            360            354               No                                      0.1023%
   83.a
   83.b

    84          117            360            357               No                                      0.0523%
    85          118            360            358               No                                      0.0523%
    86          179            240            239               No                                      0.1023%
    87          116            360            356               No                                      0.1023%
    88           84            292            256               No                                      0.0523%
    89          115            360            355               No                                      0.0523%
    90          119            360            359               No                                      0.0523%
    91          117            240            237               No                                      0.1323%
    92          118            360            358               No                                      0.1023%
    93          119            330            329               No                                      0.1023%
   93.a
   93.b

    94          118            360            358               No                                      0.1023%
    95          117            240            237               No                                      0.1023%
    96          120            300            300               No                                      0.0523%
    97          119            360            359              Yes          6104209 and 6104211         0.0523%
    98          119            360            359              Yes          6104209 and 6104210         0.0523%
    99          119            360            359              Yes          6104210 and 6104211         0.0523%
   100          115            360            355               No                                      0.1023%
   101          120            360            360               No                                      0.0523%
   102          116            300            296               No                                      0.0523%
   103          118            300            298               No                                      0.0523%
   104          116            360            356               No                                      0.0523%
   105          117            300            297               No                                      0.0823%
   106          236            240            236               No                                      0.0523%
   107          112            360            352               No                                      0.1023%
   108          116            360            356               No                                      0.0823%
   109          116            300            296               No                                      0.0523%
   110          120            360            360               No                                      0.1023%
   111          116            360            356               No                                      0.1023%
   112          117            330            327               No                                      0.0523%
   113           84            293            257               No                                      0.0523%
   114          112            360            352               No                                      0.1023%
   115          114            360            354               No                                      0.0923%
   116          111            360            351               No                                      0.1023%
   117          112            360            352               No                                      0.1023%
   118          116            360            356               No                                      0.0523%
   119          110            360            350               No                                      0.1023%




------------------------------------------------------------------------------------------------------------------------------------
                INTEREST CALCULATION       MATURITY       ARD
CONTROL #    (ACTUAL/360 OR 30/360) (1)      DATE         DATE             FEE/LEASEHOLD                  DEFEASANCE PROVISION
------------------------------------------------------------------------------------------------------------------------------------
    1                  30/360                5/1/11        N/A    Various                         N/A
   1.a                                          N/A        N/A    Fee                             N/A
   1.b                                          N/A        N/A    Fee                             N/A
   1.c                                          N/A        N/A    Fee                             N/A
   1.d                                          N/A        N/A    Fee                             N/A
   1.e                                          N/A        N/A    Fee                             N/A
   1.f                                          N/A        N/A    Fee                             N/A
   1.g                                          N/A        N/A    Fee                             N/A
   1.h                                          N/A        N/A    Fee                             N/A
   1.I                                          N/A        N/A    Fee                             N/A
    2                Actual/360             11/1/10        N/A    Fee                             L(31), D(85), O(4)
    3                Actual/360              6/1/11        N/A    Fee                             L(48), D(71), O(7)
    4                Actual/360              6/1/11        N/A    Fee                             L(48), D(71), O(7)
    5                Actual/360              4/1/20        N/A    Fee                             L(49), D or > YM or 1% (184), O(7)
    6                Actual/360              4/1/11        N/A    Both Fee Simple and Leasehold   L(48), D(68), O(4)
    7                Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    8                Actual/360              1/1/11        N/A    Leasehold                       L(48), D(68), O(4)
    9                Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    10               Actual/360              4/1/11        N/A    Various                         L(48), D(68), O(4)
   10.a                                         N/A        N/A    Leasehold                       N/A
   10.b                                         N/A        N/A    Fee                             N/A
   10.c                                         N/A        N/A    Fee                             N/A
    11               Actual/360             11/1/10        N/A    Fee                             L(48), D(68), O(4)
    12               Actual/360              2/1/11        N/A    Fee                             L(28), D(88), O(4)
    13               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    14               Actual/360              5/1/31     5/1/11    Fee                             L(25), D(91), O(4)
    15               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    16               Actual/360              8/1/10        N/A    Fee                             L(36), D(80), O(4)
    17               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    18               Actual/360              9/1/10        N/A    Fee                             L(48), D(65), O(7)
    19               Actual/360             7/13/08        N/A    Fee                             L(47), YM(10), D or YM(59), O(4)
    20               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    21               Actual/360              2/1/11        N/A    Fee                             L(27), D(89), O(4)
    22               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
    23               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
    24                 30/360               11/1/07        N/A    Fee                             L(48), D(32), O(4)
    25               Actual/360              5/1/31     5/1/11    Fee                             L(25), D(91), O(4)
    26               Actual/360              1/1/31     1/1/08    Leasehold                       L(29), D(51), O(4)
    27               Actual/360             12/1/10        N/A    Fee                             L(48), D(68), O(4)
    28               Actual/360             11/1/10        N/A    Fee                             L(48), D(68), O(4)
    29               Actual/360              1/1/11        N/A    Fee                             L(48), D(65), O(7)
    30               Actual/360             11/1/10        N/A    Fee                             L(48), D(68), O(4)
    31               Actual/360              2/1/11        N/A    Fee                             L(27), D(89), O(4)
    32               Actual/360              2/1/21     2/1/11    Various                         L(48), D(68), O(4)
   32.a                                         N/A        N/A    Fee                             N/A
   32.b                                         N/A        N/A    Fee                             N/A
   32.c                                         N/A        N/A    Fee                             N/A
    33                 30/360               5/11/08        N/A    Fee                             N/A
    34               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    35               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    36               Actual/360              1/1/11        N/A    Fee                             L(48), D(65), O(7)
    37               Actual/360              4/1/31     4/1/11    Fee                             L(26), D(90), O(4)
    38               Actual/360             4/22/08        N/A    Fee                             L(61), D(54), O(5)
    39               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    40               Actual/360             4/22/08        N/A    Fee                             N/A
    41               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    42               Actual/360             11/1/30    11/1/10    Fee                             L(36), D(80), O(4)
    43               Actual/360              6/1/08        N/A    Fee                             N/A
    44               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    45               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
    46               Actual/360             7/17/08        N/A    Fee                             N/A
    47               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    48                 30/360               5/11/08        N/A    Fee                             N/A
    49               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    50               Actual/360             11/1/30    11/1/10    Fee                             L(48), D(68), O(4)
    51                 30/360               5/11/08        N/A    Leasehold                       N/A
    52               Actual/360              1/1/11        N/A    Fee                             L(60), D(56), O(4)
    53               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    54               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    55               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    56               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    57               Actual/360              2/1/11        N/A    Fee                             L(36), D(80), O(4)
    58               Actual/360              5/1/31     5/1/11    Fee                             N/A
    59               Actual/360             5/15/08        N/A    Various                         N/A
   59.a                                         N/A        N/A    Fee                             N/A
   59.b                                         N/A        N/A    Fee                             N/A
   59.c                                         N/A        N/A    Fee                             N/A
   59.d                                         N/A        N/A    Fee                             N/A
    60               Actual/360              4/1/08        N/A    Fee                             L(62), D(53), O(5)
    61               Actual/360              1/1/11        N/A    Fee                             N/A
    62               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    63               Actual/360              4/1/08        N/A    Leasehold                       N/A
    64               Actual/360             12/1/10        N/A    Fee                             L(48), D(68), O(4)
    65               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    66               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    67               Actual/360              1/1/31     1/1/11    Fee                             L(48), D(68), O(4)
    68               Actual/360              2/1/11        N/A    Fee                             N/A
    69               Actual/360             12/1/12        N/A    Fee                             N/A
    70               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    71               Actual/360             12/1/10        N/A    Fee                             L(48), D(68), O(4)
    72               Actual/360              6/1/30     6/1/10    Fee                             L(47), D(66), O(7)
    73               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    74               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    75               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    76                 30/360               11/1/10        N/A    Fee                             L(35), D(81), O(4)
    77               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    78               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    79               Actual/360             4/22/08        N/A    Fee                             L(61), D(54), O(5)
    80               Actual/360             12/1/10        N/A    Leasehold                       L(48), D(68), O(4)
    81               Actual/360              4/1/21     4/1/11    Fee                             L(26), D(90), O(4)
    82               Actual/360             11/1/20        N/A    Fee                             N/A
    83               Actual/360             11/1/10        N/A    Various                         L(48), D(68), O(4)
   83.a                                         N/A        N/A    Fee                             N/A
   83.b                                         N/A        N/A    Fee                             N/A
    84               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
    85               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    86               Actual/360              4/1/16        N/A    Leasehold                       L(26), D(150), O(4)
    87               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
    88               Actual/360             4/22/08        N/A    Fee                             N/A
    89               Actual/360             12/1/10        N/A    Fee                             L(48), D(68), O(4)
    90               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    91               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
    92               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    93               Actual/360              4/1/11        N/A    Various                         L(48), D(68), O(4)
   93.a                                         N/A        N/A    Fee                             N/A
   93.b                                         N/A        N/A    Fee                             N/A
    94               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
    95               Actual/360              2/1/11        N/A    Fee                             L(27), D(89), O(4)
    96               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
    97               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    98               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
    99               Actual/360              4/1/11        N/A    Fee                             L(48), D(68), O(4)
   100               Actual/360             12/1/10        N/A    Fee                             L(48), D(68), O(4)
   101               Actual/360              5/1/31     5/1/11    Fee                             L(48), D(68), O(4)
   102               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
   103               Actual/360              3/1/11        N/A    Fee                             L(48), D(68), O(4)
   104               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
   105               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
   106               Actual/360              1/1/21        N/A    Fee                             N/A
   107               Actual/360              9/1/10        N/A    Fee                             N/A
   108               Actual/360              1/1/11        N/A    Fee                             L(47), D(69), O(4)
   109               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
   110               Actual/360              5/1/11        N/A    Fee                             L(48), D(68), O(4)
   111               Actual/360              1/1/11        N/A    Fee                             L(47),  D(72), O(1)
   112               Actual/360              2/1/11        N/A    Fee                             L(48), D(68), O(4)
   113               Actual/360             4/22/08        N/A    Fee                             L(61), D(54), O(5)
   114               Actual/360              9/1/10        N/A    Fee                             N/A
   115               Actual/360             11/1/30    11/1/10    Fee                             L(48), D(68), O(4)
   116               Actual/360              8/1/10        N/A    Fee                             N/A
   117               Actual/360              9/1/10        N/A    Fee                             N/A
   118               Actual/360              1/1/11        N/A    Fee                             L(48), D(68), O(4)
   119               Actual/360              7/1/10        N/A    Fee                             N/A



-----------------------------------------------------
Control #                      Loan Seller
-----------------------------------------------------
    1        Prudential Mortgage Capital Funding, LLC
   1.a
   1.b
   1.c
   1.d
   1.e
   1.f
   1.g
   1.h
   1.I
    2        Prudential Mortgage Capital Funding, LLC
    3        Prudential Mortgage Capital Funding, LLC
    4        Prudential Mortgage Capital Funding, LLC
    5        Prudential Mortgage Capital Funding, LLC
    6        Prudential Mortgage Capital Funding, LLC
    7        Prudential Mortgage Capital Funding, LLC
    8        Prudential Mortgage Capital Funding, LLC
    9        Prudential Mortgage Capital Funding, LLC
    10       Prudential Mortgage Capital Funding, LLC
   10.a
   10.b
   10.c

    11       Prudential Mortgage Capital Funding, LLC
    12       Prudential Mortgage Capital Funding, LLC
    13       Prudential Mortgage Capital Funding, LLC
    14       Prudential Mortgage Capital Funding, LLC
    15       Prudential Mortgage Capital Funding, LLC
    16       Prudential Mortgage Capital Funding, LLC
    17       Prudential Mortgage Capital Funding, LLC
    18       Prudential Mortgage Capital Funding, LLC
    19       Prudential Mortgage Capital Funding, LLC
    20       Prudential Mortgage Capital Funding, LLC
    21       Prudential Mortgage Capital Funding, LLC
    22       Prudential Mortgage Capital Funding, LLC
    23       Prudential Mortgage Capital Funding, LLC
    24       Prudential Mortgage Capital Funding, LLC
    25       Prudential Mortgage Capital Funding, LLC
    26       Prudential Mortgage Capital Funding, LLC
    27       Prudential Mortgage Capital Funding, LLC
    28       Prudential Mortgage Capital Funding, LLC
    29       Prudential Mortgage Capital Funding, LLC
    30       Prudential Mortgage Capital Funding, LLC
    31       Prudential Mortgage Capital Funding, LLC
    32       Prudential Mortgage Capital Funding, LLC
   32.a
   32.b
   32.c

    33       Prudential Mortgage Capital Funding, LLC
    34       Prudential Mortgage Capital Funding, LLC
    35       Prudential Mortgage Capital Funding, LLC
    36       Prudential Mortgage Capital Funding, LLC
    37       Prudential Mortgage Capital Funding, LLC
    38       Prudential Mortgage Capital Funding, LLC
    39       Prudential Mortgage Capital Funding, LLC
    40       Prudential Mortgage Capital Funding, LLC
    41       Prudential Mortgage Capital Funding, LLC
    42       Prudential Mortgage Capital Funding, LLC
    43       Prudential Mortgage Capital Funding, LLC
    44       Prudential Mortgage Capital Funding, LLC
    45       Prudential Mortgage Capital Funding, LLC
    46       Prudential Mortgage Capital Funding, LLC
    47       Prudential Mortgage Capital Funding, LLC
    48       Prudential Mortgage Capital Funding, LLC
    49       Prudential Mortgage Capital Funding, LLC
    50       Prudential Mortgage Capital Funding, LLC
    51       Prudential Mortgage Capital Funding, LLC
    52       Prudential Mortgage Capital Funding, LLC
    53       Prudential Mortgage Capital Funding, LLC
    54       Prudential Mortgage Capital Funding, LLC
    55       Prudential Mortgage Capital Funding, LLC
    56       Prudential Mortgage Capital Funding, LLC
    57       Prudential Mortgage Capital Funding, LLC
    58       Prudential Mortgage Capital Funding, LLC
    59       Prudential Mortgage Capital Funding, LLC
   59.a
   59.b
   59.c
   59.d

    60       Prudential Mortgage Capital Funding, LLC
    61       Prudential Mortgage Capital Funding, LLC
    62       Prudential Mortgage Capital Funding, LLC
    63       Prudential Mortgage Capital Funding, LLC
    64       Prudential Mortgage Capital Funding, LLC
    65       Prudential Mortgage Capital Funding, LLC
    66       Prudential Mortgage Capital Funding, LLC
    67       Prudential Mortgage Capital Funding, LLC
    68       Prudential Mortgage Capital Funding, LLC
    69       Prudential Mortgage Capital Funding, LLC
    70       Prudential Mortgage Capital Funding, LLC
    71       Prudential Mortgage Capital Funding, LLC
    72       Prudential Mortgage Capital Funding, LLC
    73       Prudential Mortgage Capital Funding, LLC
    74       Prudential Mortgage Capital Funding, LLC
    75       Prudential Mortgage Capital Funding, LLC
    76       Prudential Mortgage Capital Funding, LLC
    77       Prudential Mortgage Capital Funding, LLC
    78       Prudential Mortgage Capital Funding, LLC
    79       Prudential Mortgage Capital Funding, LLC
    80       Prudential Mortgage Capital Funding, LLC
    81       Prudential Mortgage Capital Funding, LLC
    82       Prudential Mortgage Capital Funding, LLC
    83       Prudential Mortgage Capital Funding, LLC
   83.a
   83.b

    84       Prudential Mortgage Capital Funding, LLC
    85       Prudential Mortgage Capital Funding, LLC
    86       Prudential Mortgage Capital Funding, LLC
    87       Prudential Mortgage Capital Funding, LLC
    88       Prudential Mortgage Capital Funding, LLC
    89       Prudential Mortgage Capital Funding, LLC
    90       Prudential Mortgage Capital Funding, LLC
    91       Prudential Mortgage Capital Funding, LLC
    92       Prudential Mortgage Capital Funding, LLC
    93       Prudential Mortgage Capital Funding, LLC
   93.a
   93.b

    94       Prudential Mortgage Capital Funding, LLC
    95       Prudential Mortgage Capital Funding, LLC
    96       Prudential Mortgage Capital Funding, LLC
    97       Prudential Mortgage Capital Funding, LLC
    98       Prudential Mortgage Capital Funding, LLC
    99       Prudential Mortgage Capital Funding, LLC
   100       Prudential Mortgage Capital Funding, LLC
   101       Prudential Mortgage Capital Funding, LLC
   102       Prudential Mortgage Capital Funding, LLC
   103       Prudential Mortgage Capital Funding, LLC
   104       Prudential Mortgage Capital Funding, LLC
   105       Prudential Mortgage Capital Funding, LLC
   106       Prudential Mortgage Capital Funding, LLC
   107       Prudential Mortgage Capital Funding, LLC
   108       Prudential Mortgage Capital Funding, LLC
   109       Prudential Mortgage Capital Funding, LLC
   110       Prudential Mortgage Capital Funding, LLC
   111       Prudential Mortgage Capital Funding, LLC
   112       Prudential Mortgage Capital Funding, LLC
   113       Prudential Mortgage Capital Funding, LLC
   114       Prudential Mortgage Capital Funding, LLC
   115       Prudential Mortgage Capital Funding, LLC
   116       Prudential Mortgage Capital Funding, LLC
   117       Prudential Mortgage Capital Funding, LLC
   118       Prudential Mortgage Capital Funding, LLC
   119       Prudential Mortgage Capital Funding, LLC




(1) The Underlying Mortgage Loan secured by Caribbean Isle Apartments follows the following amortization schedule:
     Payments from June 1, 2001 through August 1, 2002 are interest only in a fixed amount of $103,585.27.
     Payments from September 1, 2002 through the maturity date are in the amount of $112,938.23 based on a 342 month amortization.

     The fixed interest only payment amount for the Underlying Mortgage Loan secured by Carribbean Isle Apartments, as described above, was calculated for the full interest only term on an Actual/360 basis and divided by the actual number of months of the interest only term.
     Therefore, the monthly interest only payments are effectively collected and applied based on an interest rate of 8.39% when calculated on a 30/360 basis.

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER


     The Seller hereby represents and warrants that, as of the Closing Date:

     (a) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

     (c) The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

     (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

     (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.



                                      B-1-1

     (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

     (i) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

     (j) The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

     (k) The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

     (l) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

     (m) After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

     (n) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     (o) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

     (p) The principal place of business and chief executive office of the Seller is located in the State of New Jersey.






                                     B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER


     The Purchaser hereby represents and warrants that, as of the Closing Date:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution and delivery by the Purchaser of this Agreement, and the performance and compliance by the Purchaser with the terms of this Agreement will not: (i) violate the Purchaser's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

     (c) The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (e) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

     (f) There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

     (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.




                                     B-2-1

                                   EXHIBIT B-3

       REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE ADDITIONAL PARTY


     The Additional Party hereby represents and warrants that, as of the Closing
Date:

     (a) The Additional Party is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution and delivery by the Additional Party of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of this Agreement and the performance and compliance by the Additional Party with the terms of this Agreement will not: (i) violate the Additional Party's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Additional Party is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Additional Party's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Additional Party to perform its obligations under this Agreement or the financial condition of the Additional Party.

     (c) The Additional Party has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Additional Party, enforceable against the Additional Party in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (e) The Additional Party is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Additional Party's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Additional Party to perform its obligations under this Agreement or the financial condition of the Additional Party.

     (f) There are no actions, suits or proceedings pending or, to the best of the Additional Party's knowledge, threatened against the Additional Party which, if determined adversely to the Additional Party, would prohibit the Additional Party from entering into this Agreement or, in the Additional Party's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Additional Party to perform its obligations hereunder or the financial condition of the Additional Party.

     (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Additional Party of the transactions contemplated herein, except for those consents, approvals,



                                      B-3-1
authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed.

     (h) No proceedings looking toward liquidation, dissolution or bankruptcy of the Additional Party are pending or contemplated.














                                     B-3-2

                                    EXHIBIT C

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS


     FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT AS EXPRESSLY SET FORTH HEREIN).

     The Seller hereby represents and warrants that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date and subject to Section 18 of this Agreement:

     1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in May 2001.

     2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. Except as otherwise specified on Schedule C-2, the Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

     3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in May 2001 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in May 2001.

     4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such

Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage, and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

     5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

     6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) the related Mortgaged Property has not been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

     7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, the related Mortgaged Property is, (i) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance) and (ii) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan,
(a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

     8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

     9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

     10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

     12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan, (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan, (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser, and (c) except as otherwise specified on Schedule C-12, either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) [INTENTIONALLY OMITTED], (B) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 10% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

     13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

     14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

     15. Taxes and Assessments. To the Seller's knowledge, based solely upon inquiry of its servicer, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

     16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

     17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

     18. Leasehold Estate Only. Except as otherwise set forth on Schedule C-18, if any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

          (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease either (i) has an original term which extends not less than ten (10) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than ten (10) years beyond the Stated Maturity Date of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

     19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

     20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

     22. Legal Proceedings. To the Seller's knowledge, except as otherwise set forth on Schedule C-22, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

     23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-23, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as otherwise set forth on Schedule C-23, and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

     24. No Mechanics' Liens. To the Seller's knowledge, (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

     26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

     27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

     28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

     29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i).

     30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

     31. Fixed Rate Loans. Except as set forth on Schedule C-31, Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

     32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

     33. No Material Default. To the Seller's knowledge, based solely upon inquiry of its servicer, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

     34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

     35. Single Purpose Entity. Except as set forth on Schedule C-35, the Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

     36. Whole Loan. Except as otherwise specified on Schedule C-36, each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

     37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

     38. ARD Loans. As of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, the rate at which such ARD Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin (such margin, the "Additional Interest Rate").

     39. Security Interests. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property or healthcare facility, then the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing. The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

     40. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

     41. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

     42. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

     43. Servicing Rights. Except as set forth on Schedule C-43 or as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

     44. Recourse. Except as set forth on Schedule C-44, the related Mortgage Loan Documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

     45. Assignment of Collateral. Except as set forth on Schedule C-45, all of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

     46. Fee Simple or Leasehold Interests. Except as set forth on Schedule C-46, the interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     47. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

     48. Servicing. The servicing of the Mortgage Loans by Seller and Seller's servicing affiliate, Prudential Asset Resources, Inc., has been in all material respects legal, proper and prudent.

                                  SCHEDULE C-2

                     OWNERSHIP OF MORTGAGE LOANS EXCEPTIONS


     Loan No. 6104258 (RREEF Portfolio). The RREEF Mortgage Loan is part of the RREEF Loan Pair and is subject to the terms and conditions of the RREEF Co-Lender Agreement.











                                     C-2-1

                                  SCHEDULE C-12

                            ENVIRONMENTAL EXCEPTIONS


     Loan No. 6104073 (FedEx Building). Funds in the amount of $1,875 were escrowed to pay for the cost of a Connecticut DEP file review, and such file review has not yet been completed.

     Loan No. 6104241 (Sawgrass Promenade). The related Mortgaged Property has been impacted by both former and current on-site dry cleaning operations. Both the borrower and the current operator have applied for and received Orders of Eligibility from the Florida Drycleaning Solvent Cleanup Program, which provide for the costs of cleanup of the site to be borne by the Florida Hazardous Waste Management Trust Fund, subject to payment of deductibles by the borrower and the current operator of $1,000 and $10,000 respectively.

     Loan No. 6104033 (Palms Plaza). The related Mortgaged Property has been impacted by former on-site dry cleaning operations. The borrower has applied for and received an Order of Eligibility from the Florida Drycleaning Solvent Cleanup Program, which provides for the costs of cleanup of the site to be borne by the Florida Hazardous Waste Management Trust Fund, subject to payment of a deductible by the borrower of $5,000. A reserve in the amount of the deductible was funded at closing.













                                     C-12-1

                                  SCHEDULE C-18

                           LEASEHOLD ESTATE EXCEPTIONS


     Loan No. 6104055 (Windward Town & Country) and Loan No. 6164168 (Hillside Business Center). The Ground Leases for the related Mortgaged Properties do not expressly include the provision specified in the second sentence of Paragraph 18(e)

     Loan No. 6104055 (Windward Town & Country). The Ground Lease for the related Mortgaged Real Property provides that Lender's consent to amendments or modifications shall not be unreasonably withheld, and permits amendments or modifications as may be required by law or court order.














                                     C-18-1

                                  SCHEDULE C-22

                                LEGAL PROCEEDINGS


     Loan No. 6104055 (Windward Town & Country). The borrower is currently the plaintiff in a matter relating to repairs of sewer lines adjacent to the related Mortgaged Property, having alleged that the contractor and the City and County of Honolulu are liable for certain damages caused by related soil settlement. The borrower has deposited $50,000 into a litigation reserve with Lender, to be held until (i) the subject litigation is resolved, or (ii) Lender receives a certificate from the borrower's counsel stating that the litigation will have no material adverse impact on the borrower or its sponsor.















                                     C-22-1

                                  SCHEDULE C-23

                         OTHER MORTGAGE LIEN EXCEPTIONS


     Loan No. 6104170 (Ligand). The related Mortgaged Property is encumbered by a second mortgage securing a promissory note in the original principal balance of $3,650,000.

     Loan No. 6104258 (RREEF Portfolio). The related Mortgaged Property also secures a related promissory note in the amount of $64,385,000 which note is currently held by Prudential Insurance Company of America.

















                                     C-23-1

                                  SCHEDULE C-28

                   RELEASES OF MORTGAGED PROPERTIES EXCEPTIONS


     Loan No. 6104258 (RREEF Portfolio ). Paragraphs 10 and 11 of the related promissory note grant the related Borrower certain rights to obtain releases of portions of the Mortgaged Property, upon the satisfaction of specified conditions.

     Loan No. 6104054 (Bank of America). Paragraph 3.02 of the related promissory note grants the related borrower the right to obtain a partial release of a designated portion of the Mortgaged property, upon satisfaction of specified conditions.

     Loan No. 6104136 (Greenwood West). The borrower is permitted to obtain the release of two vacant outparcels and a vacant anchor pad parcel, upon satisfaction of specified conditions.

     Loan No. 6104105 (ACPR I). The borrower is permitted to obtain the release of a portion of the Mortgaged Property that becomes the subject of a condemnation proceeding or is affected by a release of hazardous substances, in each case subject to the satisfaction of specified conditions.




















                                     C-28-1

                                  SCHEDULE C-31

                           FIXED RATE LOANS EXCEPTIONS


     Loan No. 6103889 (Rittenhouse Apartments). The interest rate on this Loan will increase by 0.05% in the event that certain conditions are not satisfied by July 1, 2001.


















                                     C-31-1

                                  SCHEDULE C-35

                        SINGLE PURPOSE ENTITY EXCEPTIONS


     Loan No. 6104258 (RREEF Portfolio). The borrower entities on this loan do not represent or covenant that (i) they have their own books and records and accounts separate and apart from any other person, or (ii) they hold themselves out as a legal entity separate and apart from any other person.




















                                     C-35-1

                                  SCHEDULE C-36

                              WHOLE LOAN EXCEPTIONS


     Loan No. 6104258 (RREEF Portfolio). The RREEF Mortgage Loan is part of the RREEF Loan Pair and is subject to the terms and conditions of the RREEF Co-Lender Agreement.






















                                     C-36-1

                                  SCHEDULE C-43

         MORTGAGE LOANS SUBJECT TO THE SERVICING RIGHTS OF THIRD-PARTIES


     Seller's affiliate, Prudential Asset Resources, Inc. ("PAR") has been granted the right to master service all of the loans in the trust, as well as specific rights to service the RREEF Loan, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of May 1, 2001 by and among Prudential Securities Secured Financing Corporation, as Depositor, PAR, as Master Servicer and as RREEF Special Servicer, Lennar Partners, Inc., as General Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. In addition, for each of the Mortgage Loans identified on the attached Exhibit A, a subservicer (generally, the mortgage broker associated with the related Mortgage Loan) has been granted the right to receive certain payments. The subservicers' rights to receive such payments are only terminable under limited circumstances




















                                     C-43-1

                                  SCHEDULE C-44

                               RECOURSE EXCEPTIONS


     Loan No. 6104170 (Ligand). The related Mortgage Loan Documents provide for recourse against the related borrower for intentional (vs. material) misrepresentation.

     Loan No. 6104175 (ACPR I). The related Mortgage Loan Documents provide that the loan is fully guaranteed by Alan and Pearl Cohen.

     Loan No. 6104178 (Litt Family Trust) and Loan No. 6104177 (AC Olympus America) both provide for full recourse against the related borrower.





















                                     C-44-1

                                  SCHEDULE C-45

                            ASSIGNMENT OF COLLATERAL


     In connection with Loan Nos. 6104238 (the "Outrigger Portfolio Loan") and 6104237 (the "Ohana Waikiki Tower Loan") which are to be included in the Trust Fund and an additional loan to a related party which is not to be included in the Trust Fund (the "Other Loan" and, together with the Outrigger Portfolio Loan and the Ohana Waikiki Tower Loan, the "Outrigger Loans"), the Seller holds a single letter of credit (the "Outrigger Letter of Credit") to secure the related borrowers' obligation under the Outrigger Loans to maintain the blanket commercial liability insurance coverage covering all of the related properties with a carrier which has a certain minimum credit rating. While the Outrigger Letter of Credit will be transferred to the Purchaser, there will be certain rights retained by the Seller pursuant to a servicing agreement which may provide benefits to the Seller or a subsequent holder of the Other Loan, as well as the Purchaser, in the event of a default and a draw on the Outrigger Letter of Credit.


















                                     C-45-1

                                  SCHEDULE C-46

                  FEE SIMPLE OR LEASEHOLD INTERESTS EXCEPTIONS


     Loan Nos. 6104003 (Gateway Center), 6104010 (Daniel Burnham Court), 6104115 (Huntington Hills) and 6104146 (Acropolis) are secured by the related borrower's ownership interest in a condominium project.


























                                     C-46-1

                                  EXHIBIT D-1A

               FORM OF CERTIFICATE OF THE SECRETARY OF THE SELLER

                             SECRETARY'S CERTIFICATE

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC


     The undersigned, being duly elected and incumbent Secretary of Prudential Mortgage Capital Funding, LLC, a Delaware limited liability company (the "Company"), certifies that, as such, I have access to the corporate records of the Company and do hereby certify as follows:

     1. The attached Exhibit "A" is a true copy of a resolutions evidencing authorization and approval of the Company's entering into: (i) the Mortgage Loan Purchase Agreement dated as of May 18, 2001 among the Company, as Seller, Prudential Mortgage Capital Company, LLC ("PMCC"), as an Additional Party, and Prudential Securities Secured Financing Corporation ("PSSFC"), as Purchaser; and
(ii) the Indemnification Agreement dated as of May 18, 2001 among the Company, PMCC, PSSFC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. Said resolutions, duly adopted by Consent of the Company's sole Managing Member effective as of May 22, 2001, remain in full force and effect and have not been amended, revoked or rescinded.

     2. The attached Exhibit "B" is a true and correct copy of the Company's By-Laws duly adopted by the Company's sole Managing Member in effect as of the date hereof.

     3. The attached Exhibit "C" is a true and correct copy of the Company's Certificate of Formation dated June 17, 1997. No amendment, revision, supplement or other document affecting the Certificate of Formation has been approved by the Managing Member of the Company or filed in the office of the Secretary of State of the State of Delaware since June 17, 1997.

     4. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court, including in the state of New Jersey, or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Mortgage Loan Purchase Agreement or the Indemnification Agreement defined therein.

     5. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state (including the state of New Jersey), municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase Agreement or the Indemnification Agreement defined therein.



                                     D-1A-1

     IN WITNESS WHEREOF, I hereunto affixed by official signature and corporate seal of the Company this 30th day of May, 2001.

                  [SEAL]

                                            /s/ JOHN C. KELLY
                                            -------------------------
                                            John C. Kelly
                                            Secretary




















                                     D-1A-2

                                  EXHIBIT D-1B

                           FORM OF CERTIFICATE OF THE
                        SECRETARY OF THE ADDITIONAL PARTY

                             SECRETARY'S CERTIFICATE

                    PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC


     The undersigned, being duly elected and incumbent Secretary of Prudential Mortgage Capital Company, LLC, a Delaware limited liability company (the "Company"), certifies that, as such, I have access to the corporate records of the Company and do hereby certify as follows:

     1. The attached Exhibit "A" is a true copy of a resolutions evidencing authorization and approval of the Company's entering into: (i) the Mortgage Loan Purchase Agreement dated as of May 18, 2001 among the Company, as an Additional Party, Prudential Mortgage Capital Funding, LLC ("PMCF"), as Seller, and Prudential Securities Secured Financing Corporation ("PSSFC"), as Purchaser; and
(ii) the Indemnification Agreement dated as of May 18, 2001 among the Company, PMCC, PSSFC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Salomon Smith Barney, Inc.. Said resolutions, duly adopted by Consent of the Company's sole Managing Member effective as of May 22, 2001, remain in full force and effect and have not been amended, revoked or rescinded.

     2. The attached Exhibit "B" is a true and correct copy of the Company's By-Laws duly adopted by the Company's sole Managing Member.

     3. The attached Exhibit "C" is a true and correct copy of the Company's Certificate of Formation dated June 17, 1997. No amendment, revision, supplement or other document affecting the Certificate of Formation has been approved by the Managing Member of the Company or filed in the office of the Secretary of State of the State of Delaware since June 17, 1997.

     4. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court, including in the state of New Jersey, or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Mortgage Loan Purchase Agreement or the Indemnification Agreement defined therein.

     5. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state (including the state of New Jersey), municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase Agreement or the Indemnification Agreement defined therein.




                                       D-1B-1

     IN WITNESS WHEREOF, I hereunto affixed by official signature and corporate seal of the Company this 30th day of May, 2001.

                  [SEAL]

                                            /s/ JOHN C. KELLY
                                            -------------------------
                                            John C. Kelly
                                            Secretary





















                                     D-1B-2

                                  EXHIBIT D-2A

                        FORM OF CERTIFICATE OF THE SELLER

             CERTIFICATE OF PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC


     In connection with the execution and delivery by Prudential Mortgage Capital Funding, LLC ("PMCF") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement") among PMCF as seller, Prudential Mortgage Capital Company, LLC ("PMCC") as an additional party responsible for certain of PMCF's obligations under the Mortgage Loan Purchase Agreement and Prudential Securities Secured Financing Corporation ("PSSFC") as purchaser, and that certain Indemnification Agreement dated as of May 18, 2001 (the "Indemnification Agreement"), among PMCF, PMCC, PSSFC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of PMCF in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) PMCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

     Certified this 30th day of May, 2001.


                                        PRUDENTIAL MORTGAGE CAPITAL
                                        FUNDING, LLC


                                        By: /s/ JONATHAN H. WHITE
                                            ---------------------------
                                            Name: Jonathan H. White
                                            Title: Principal











                                     D-2A-1

                                  EXHIBIT D-2B

                   FORM OF CERTIFICATE OF THE ADDITIONAL PARTY

             CERTIFICATE OF PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC


     In connection with the execution and delivery by Prudential Mortgage Capital Funding, LLC ("PMCF") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement") among PMCF as seller, Prudential Mortgage Capital Company, LLC ("PMCC") as an additional party responsible for certain of PMCF's obligations under the Mortgage Loan Purchase Agreement and Prudential Securities Secured Financing Corporation ("PSSFC") as purchaser, and that certain Indemnification Agreement dated as of May 18, 2001 (the "Indemnification Agreement"), among PMCF, PMCC, PSSFC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of PMCC in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) PMCC has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

     Certified this 30th day of May, 2001.


                                        PRUDENTIAL MORTGAGE CAPITAL
                                        COMPANY, LLC


                                        By: /s/ JONATHAN H. WHITE
                                            ---------------------------
                                            Name: Jonathan H. White
                                            Title: Principal









                                     D-2B-1

                                  EXHIBIT D-3A

                  FORM OF OPINION OF IN-HOUSE COUNSEL OF PMCF,
                            PURSUANT TO SECTION 7(IX)


Addressees Listed on Schedule A

     Re: Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement") by and among Prudential Securities Secured Financing Corporation, Prudential Mortgage Capital Funding, LLC ("PMCF") and Prudential Mortgage Capital Company, LLC
          ----------------------------------------------------------------------


Ladies and Gentlemen:

     I am counsel to Prudential Mortgage Capital Company, LLC, a Delaware limited liability company (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

     I am providing this opinion in connection with the sale by PMCF to the Depositor of certain Mortgage Loans pursuant to the terms of the Mortgage Loan Purchase Agreement. This opinion is furnished to you pursuant to Section 7(ix) of the Mortgage Loan Purchase Agreement. Terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Mortgage Loan Purchase Agreement.

     I have examined copies of the Mortgage Loan Purchase Agreement, the Certificate of Formation and the Operating Agreement of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures (other than with respect to the Company), the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter expressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

     I am admitted to the Bar of the State of California, and I express no opinion as to any laws other than the laws of the United States, the State of California and the Limited Liability Company Act of the State of Delaware.

     Based on the foregoing, I am of the opinion that:

     1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business, to execute, deliver and perform the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively herein, the "Agreements") and all the transactions contemplated thereby, and the Company has taken all necessary action to authorize the execution,



                                     D-3A-1
delivery and performance of the Agreements by it, and the Agreements have been duly authorized, executed and delivered by it.

     2. The execution and delivery of the Agreements by the Company and the performance of its obligations under the Agreements will not (a) conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, (b) to my knowledge, conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreements.

     3. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Agreements.

     4. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreements.

     5. To my knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company or compliance by the Company with the Agreements or the consummation of the transactions contemplated by the Agreements, other than those which have been obtained by the Company.

     This opinion is furnished solely for the benefit of the addressees hereof in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose, except as part of the closing set of documents disseminated to parties to the transaction, without my prior written approval. This opinion is being given as of the date hereof and I express no opinion as to events or conditions subsequent to such date.


                                                  Very truly yours,


                                                  /s/ JOHN C. KELLY
                                                  -----------------------
                                                  John C. Kelly








                                     D-3A-2

                                   SCHEDULE A

                                   ADDRESSEES


Prudential Securities Secured Financing
  Corporation
One New York Plaza, 18th Floor
New York, New York 10292

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
200 Vesey Street
World Financial Center, North Tower
New York, New York 10080

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York 10013

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois 60603

ABN AMRO Bank N.V.
135 South LaSalle Street
Chicago, Illinois 60603

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007













                                     D-3A-3

                                  EXHIBIT D-3B

                  FORM OF OPINION OF IN-HOUSE COUNSEL OF PMCC,
                            PURSUANT TO SECTION 7(IX)


                                  May 30, 2001


Addressees Listed on Schedule A

     Re: Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement") by and among Prudential Securities Secured Financing Corporation, Prudential Mortgage Capital Funding, LLC ("PMCF") and Prudential Mortgage Capital Company, LLC
          ----------------------------------------------------------------------


Ladies and Gentlemen:

     I am counsel to Prudential Mortgage Capital Company, LLC, a Delaware limited liability company (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

     I am providing this opinion in connection with the sale by PMCF to the Depositor of certain Mortgage Loans pursuant to the terms of the Mortgage Loan Purchase Agreement. This opinion is furnished to you pursuant to Section 7(ix) of the Mortgage Loan Purchase Agreement. Terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Mortgage Loan Purchase Agreement.

     I have examined copies of the Mortgage Loan Purchase Agreement, the Certificate of Formation and the Operating Agreement of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures (other than with respect to the Company), the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter expressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

     I am admitted to the Bar of the State of California, and I express no opinion as to any laws other than the laws of the United States, the State of California and the Limited Liability Company Act of the State of Delaware.

     Based on the foregoing, I am of the opinion that:

     1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business, to execute, deliver and perform the Mortgage Loan Purchase Agreement and



                                     D-3B-1
the Indemnification Agreement (collectively herein, the "Agreements") and all the transactions contemplated thereby, and the Company has taken all necessary action to authorize the execution, delivery and performance of the Agreements by it, and the Agreements have been duly authorized, executed and delivered by it.

     2. The execution and delivery of the Agreements by the Company and the performance of its obligations under the Agreements will not (a) conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, (b) to my knowledge, conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreements.

     3. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Agreements.

     4. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreements.

     5. To my knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company or compliance by the Company with the Agreements or the consummation of the transactions contemplated by the Agreements, other than those which have been obtained by the Company.

     This opinion is furnished solely for the benefit of the addressees hereof in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose, except as part of the closing set of documents disseminated to parties to the transaction, without my prior written approval. This opinion is being given as of the date hereof and I express no opinion as to events or conditions subsequent to such date.


                                                  Very truly yours,


                                                  /s/ JOHN C. KELLY
                                                  -----------------------
                                                  John C. Kelly








                                     D-3B-2

                                  EXHIBIT D-3C

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                            PURSUANT TO SECTION 7(x)


                                  May 30, 2001


Prudential Securities Secured Financing       ABN AMRO Bank N.V.
     Corporation                              135 South LaSalle Street
One New York Plaza                            Chicago, Illinois  60603
New York, New York  10292

Merrill Lynch, Pierce, Fenner & Smith         Moody's Investors Service, Inc.
      Incorporated                            99 Church Street
4 World Financial Center, North Tower         New York, New York 10007
New York, New York  10080

Salomon Smith Barney Inc.                     Fitch, Inc.
388 Greenwich Street, 11th Floor              One State Street Plaza, 31st Floor
New York, New York  10013                     New York, New York  10004

LaSalle Bank National Association
135 South LaSalle Street
Suite 1625
Chicago, Illinois  60603

     Re: Prudential Securities Secured Financing Corporation 2001-C1, Commercial Mortgage Pass-Through Certificates, Series 2001-C1
          -------------------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel to Prudential Mortgage Capital Funding, LLC ("PMCF") and Prudential Mortgage Capital Company, LLC ("PMCC") with respect to certain matters in connection with the sale by PMCF, and the purchase by Prudential Securities Secured Financing Corporation ("PSSFC"), of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement"), among PMCF, PMCC and PSSFC.

     This opinion letter is being provided to you pursuant to Section 7(x) of the Mortgage Loan Purchase Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement.

     For purposes of this opinion letter, we have reviewed the Mortgage Loan Purchase Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Mortgage Loan Purchase Agreement and public



                                     D-3C-1
officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Mortgage Loan Purchase Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of all parties to the Mortgage Loan Purchase Agreement to enter into, perform under and consummate the transactions contemplated by the Mortgage Loan Purchase Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto, (ix) except to the extent expressly addressed below, the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Mortgage Loan Purchase Agreement, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws



                                     D-3C-2
affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that the Mortgage Loan Purchase Agreement constitutes a valid, legal binding agreement of each of PMCF and PMCC, enforceable against each of PMCF and PMCC in accordance with its terms.

     The opinion expressed herein is being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of PMCF's sale of the Mortgage Loans to PSSFC, pursuant to the Mortgage Loan Purchase Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                        Very truly yours,


                                        /s/ SIDLEY AUSTIN BROWN & WOOD
                                        ------------------------------
                                        Sidley Austin Brown & Wood













                                     D-3C-3

                                  EXHIBIT D-3D

                  FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD
                            PURSUANT TO SECTION 7(xi)


                                  May 30, 2001


Prudential Securities Secured Financing       ABN AMRO Bank N.V.
     Corporation                              135 South LaSalle Street
One New York Plaza                            Chicago, Illinois  60603
New York, New York  10292

Merrill Lynch, Pierce, Fenner & Smith         Moody's Investors Service, Inc.
      Incorporated                            99 Church Street
4 World Financial Center, North Tower         New York, New York 10007
New York, New York  10080

Salomon Smith Barney Inc.                     Fitch, Inc.
388 Greenwich Street, 11th Floor              One State Street Plaza, 31st Floor
New York, New York  10013                     New York, New York  10004

LaSalle Bank National Association
135 South LaSalle Street
Suite 1625
Chicago, Illinois  60603

     Re: Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-C1
          ---------------------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel to Prudential Securities Secured Financing Corporation (the "Depositor") and Prudential Mortgage Capital Funding LLC ("PMCF") with respect to certain matters in connection with the following transactions (collectively the "Transactions"):

          (i) the sale by PMCF, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of May 18, 2001 (the "Mortgage Loan Purchase Agreement"), between PMCF as seller, Prudential Mortgage Capital Company, LLC ("PMCC") as an additional party and the Depositor as purchaser (such Transaction, the "PMCF Sale");

          (ii) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $908,228,773 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), consisting of 19 classes designated Class A-1, Class A-2, Class B, Class C, Class X-1, Class X-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing



                                     D-3D-1

     Agreement"), among the Depositor as depositor, Prudential Asset Resources, Inc., as Master Servicer and as RREEF special servicer, Lennar Partners, Inc., as general special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent, and The Prudential Insurance Company of America, as RREEF B-note holder.

          (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates (such Transaction, the "Transfer to the Trust");

          (iv) the sale by the Depositor, and the purchase by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"; and, collectively with Merrill Lynch in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class B and Class C Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of May 18, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          (v) the sale by the Depositor, and the purchase by Merrill Lynch and SSBI (collectively in such capacity, the "Initial Purchasers") of the Class X-1, Class X-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates (collectively, the "Privately Offered Certificates" and, collectively with the Publicly Offered Certificates, the "Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of May 18, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchasers.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement and the Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     We have been asked by our clients to provide our opinion to you as to whether:

          (i) in connection with any bankruptcy proceedings instituted by or on behalf of PMCF under the Federal Bankruptcy Code, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), the PMCF Sale would be treated by a court as a true sale of the Mortgage Loans from PMCF to the Depositor rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of PMCF's estate under Section 541(a)(1) of the Bankruptcy Code or property of PMCF subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of PMCF in such a proceeding; and

          (ii) in connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.



                                     D-3D-2

     For purposes of this opinion letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

          (i) the Agreements;

          (ii) a certificate of PMCF regarding the PMCF Sale, a copy of which is attached hereto; and

          (iii) a certificate of the Depositor regarding the Transfer to the Trust, a copy of which is attached hereto.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed herein and contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures,
(iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (ix) the constitution of each Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto, and
(xi) the conformity, to the requirements of the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of the Depositor and PMCF.

     In addition, we have assumed that the following statements are true and the following actions (except as otherwise indicated) have occurred on the date hereof based upon representations or other provisions in the Relevant Documents:

     SECTION 1. The transfer of the Mortgage Loans by PMCF to the Depositor, the transfer of the Mortgage Loans by the Depositor to the Trust and the sale of the Offered Certificates by the Depositor to the Underwriters and the Initial Purchasers, as provided in the Agreements, are contemporaneous exchanges in which PMCF and the Depositor, respectively, receive new value and consideration constituting reasonably equivalent value and fair consideration.



                                     D-3D-3

     SECTION 2. Following the PMCF Sale and the Transfer to the Trust, neither PMCF nor the Depositor has the right to unilaterally modify or alter the terms of such Transactions. The consideration received by PMCF in connection with its sale of the Mortgage Loans to the Depositor, and by the Depositor in connection with its sales of the Offered Certificates to the Underwriters and the Initial Purchasers, are, in each case, fixed and not subject to adjustment following the Closing Date.

     SECTION 3. No provision exists whereby the terms of the Certificates, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement may be unilaterally modified by PMCF or the Depositor following the PMCF Sale and the Transfer to the Trust.

     SECTION 4. Pursuant to the Mortgage Loan Purchase Agreement, it is the intention of PMCF and the Depositor that the PMCF Sale constitute a sale by PMCF to the Depositor of all of PMCF's right, title and interest in and to the Mortgage Loans, and pursuant to the Pooling and Servicing Agreement, it is the intention of the Depositor and the Trustee that the Transfer to the Trust constitute an absolute transfer by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Mortgage Loans. Pursuant to the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, each of PMCF and the Depositor will treat the PMCF Sale as a sale (as opposed to a secured loan) under generally accepted accounting principles in the United States ("GAAP"), and pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement and the Offered Certificate Purchase Agreement, the Depositor will treat the Transfer to the Trust and the sale of the Offered Certificates by the Depositor to the Underwriters and the Initial Purchasers as a sale (as opposed to a secured loan) under GAAP.

     SECTION 5. After the completion of the PMCF Sale and the Transfer to the Trust, none of PMCF, the Depositor or any of their affiliates has (i) the right to repurchase or otherwise to cause the reconveyance to itself of any Mortgage Loan or (ii) any obligation to repurchase or otherwise remove any Mortgage Loan from the Trust (other than, in the case of PMCF and PMCC, in connection with a material breach of certain representations, warranties and covenants made by PMCF with respect to the Mortgage Loans in the Mortgage Loan Purchase Agreement).

     SECTION 6. There is no other agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the PMCF Sale or the Transfer to the Trust), that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     SECTION 7. After the completion of the PMCF Sale and the Transfer to the Trust, neither PMCF nor the Depositor will take any action inconsistent with the Trust's ownership of the Mortgage Loans.

     SECTION 8. Immediately before the PMCF Sale, PMCF owned the Mortgage Loans free and clear of any adverse claims or other interests. In connection with the PMCF Sale, PMCF will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The Depositor has not transferred and will not transfer its right, title and interest in and to any Mortgage Loan except to the Trustee as contemplated by the Pooling and Servicing Agreement. No adverse claims or other interests with respect to any Mortgage Loan were created by or through the Depositor, except as contemplated by the Agreements.



                                     D-3D-4

     SECTION 9. Each of PMCF and the Depositor has taken all actions required under applicable law to effectuate the PMCF Sale. Each of the Depositor and the Trustee has taken (or the Pooling and Servicing Agreement provides that, within a reasonable time period following the Closing Date, each of them will be required to take) all actions required under applicable law to effectuate the Transfer to the Trust.

     SECTION 10. In connection with the PMCF Sale and the Transfer to the Trust, neither PMCF nor the Depositor had any intent to hinder, delay or defraud its present or future creditors.

     SECTION 11. After giving effect to the PMCF Sale and the Transfer to the Trust, the value of the assets of each of PMCF and the Depositor, respectively, either taken at their present fair salable value or at fair valuation, exceeded the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of PMCF and the Depositor, respectively.

     SECTION 12. After giving effect to the PMCF Sale and the Transfer to the Trust, neither PMCF nor the Depositor was left with unreasonably small assets or capital with which to engage in and conduct its business.

     SECTION 13. After giving effect to the PMCF Sale and the Transfer to the Trust, neither PMCF nor the Depositor intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     There is limited judicial authority relating to the issue of when a transaction styled as a sale of assets or an absolute transfer of assets constitutes a true sale or an absolute transfer, as the case may be, as opposed to a secured loan, and we have not located any controlling precedent for the transactions described herein. However, the existing case law indicates that an analysis of a purported true sale or absolute transfer should examine the intent of the parties as well as the economic consequences of the transaction to determine whether they are consistent with characterization as a true sale or absolute transfer, as the case may be. Some of the most important factors relevant to this economic analysis include (i) whether the buyer or transferee has assumed the risks inherent in the ownership of the assets purportedly sold or transferred (i.e., whether the risk of loss has been borne by the buyer or transferee), (ii) the presence (or absence) of a fixed consideration that is not subject to further adjustment, given in connection with the purchase or transfer, (iii) the level of recourse (if any) that the buyer or transferee has against the seller or transferor, (iv) whether the buyer's or transferee's rights in the acquired assets could be extinguished by repayment of a debt owed by the seller or transferor or by the recovery of the consideration (if any) given in connection with the purchase or transfer and (v) in what circumstances (if any) the seller or transferor has the right or the obligation to repurchase or otherwise reacquire the assets or any interest therein.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code and the law of the State of New York to the extent that it may be applicable thereunder. We do not express any opinion on any matter not expressly addressed below.

     Based upon and subject to the foregoing, the further qualifications set forth below, and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that:



                                     D-3D-5

          1. In connection with any bankruptcy proceeding instituted by or on behalf of PMCF under the Bankruptcy Code, the PMCF Sale would be treated by a court as a true sale of the Mortgage Loans from PMCF to the Depositor, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of PMCF's estate under
     Section 541(a)(1) of the Bankruptcy Code or property of PMCF subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of PMCF in such a proceeding.

          2. In connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     Our opinion is subject to the qualifications that (i) the assumptions set forth herein are and (except to the extent that they assume the subject entity will always be solvent) continue to be true in all respects relevant to this opinion, (ii) there are no additional facts that would affect the validity of the assumptions set forth herein or upon which this opinion is based, (iii) any claim contrary to or inconsistent with any opinion expressed herein made in any judicial proceeding will be opposed and litigated to a final judicial resolution by one or more persons or entities with standing to do so, (iv) such case is properly presented and argued, and (v) the law is properly applied. In connection with the foregoing opinions, we draw your attention to the fact that bankruptcy opinions are subject to inherent limitations because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances and the nature of the bankruptcy process.*

----------
* In that regard, we note the Memorandum Opinion dated February 5, 2001, issued by the bankruptcy court in In re: LTV Steel Company, Inc., et al., U.S. Bankr. Ct., Northern District of Ohio, Case No. 00-43866 (the "LTV Memorandum Opinion"). The LTV Memorandum Opinion arose in a case in which the debtor, LTV Steel Company ("LTV" or the "Debtor"), had entered into securitization arrangements with respect both to its inventory and its accounts receivable, selling its inventory to one special purpose subsidiary and its accounts receivable to another special purpose entity. (Neither special purpose entity was made a debtor in the jointly administered Chapter 11 filings of LTV and its subsidiaries). The Debtor filed a motion seeking use of the cash collections from the securitized assets on the basis that the sales were nothing more than disguised financings and the debtor and the agent for the financial institutions that invested in the two securitizations agreed to an interim order for the use of such cash collateral (the "Interim Order"). The Interim Order, among other things, (i) required the securitization investors, on an interim basis until the true sale issue could be decided, to turn over to LTV the cash proceeds of the securitized inventory and accounts receivable and (ii) purported to provide "adequate protection" to the securitization investors (treating them, in effect, as secured creditors) in the form of liens on LTV's accounts receivable and inventory and weekly interest payments at the non-default contract rate.

     The LTV Memorandum Opinion was issued in response to the motion of one of the investors in the accounts receivable securitization to modify the Interim Order, in part on the basis that the receivables transferred in the accounts receivable securitization were not property of the Debtor's estate. The bankruptcy court, while not



                                     D-3D-6

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                        Very truly yours,


                                        /s/ SIDLEY AUSTIN BROWN & WOOD
                                        ------------------------------
                                        Sidley Austin Brown & Wood






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determining the "fact-intensive issue" as to whether the inventory and receivables transferred were property of the estate (which determination required further discovery and an evidentiary hearing), did find that LTV "...has at least some equitable interest in the inventory and receivables, and that this interest is property of the Debtor's estate ... sufficient to support the entry of the interim cash collateral order." (LTV Memorandum Opinion at p. 14). The court based its decision in large part on its view of the equities of the case. The court noted in particular that failure to enter the interim cash collateral order "...would put an immediate end to Debtor's business, would put thousands of people out of work, would deprive 100,000 retirees of needed medical benefits, and would have more far reaching economic effects on the geographic areas where Debtor does business" (LTV Memorandum Opinion, pp. 14 - 15), while the Interim Order protected the securitization financing parties by its adequate protection provisions.

     The Debtor and the securitization investors subsequently settled their dispute over the terms of the Interim Order and the bankruptcy court therefore never made a final determination as to whether the assets transferred in the two securitizations were property of LTV's estate. The bankruptcy court did not cite case law or other support for the proposition that a party that has sold accounts receivable, inventory or other property, retains an equitable interest in that property, and the bankruptcy court's finding that LTV retained such an interest could be read narrowly as one court's attempt to maintain the status quo pending a determination of the issue on the merits. Nonetheless, the LTV Memorandum Opinion serves as an example of the pervasive equity powers of bankruptcy courts, and the importance that such courts may ascribe to the goal of reorganization when faced with a dispute as to whether a transfer of assets integral to the ongoing operation of the debtor's business constitutes a true sale or a secured loan, particularly where the transfer is documented in a transaction deemed significant and complex by the court.



                                     D-3D-7